TAXATION - Current and Deferred Income Taxes (Details)	12 Months Ended
	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
TAXATION
PRC	¥ 26,472,926		¥ (25,562,374)	¥ (37,136,613)
Other countries	(110,725,623)		39,207,147	(74,198,842)
Total current income tax expenses	(84,252,697)		13,644,773	(111,335,455)
Deferred tax (expenses)/benefits	(94,158,083)		(291,623,774)	106,925,932
Income tax expenses, net	¥ (178,410,780)	$ (27,342,648)	¥ (277,979,001)	¥ (4,409,523)